PROSPETCUS













PROFUNDS








APRIL 24, 1998 AS REVISED ON
AUGUST 3, 1998

                                TABLE OF CONTENTS



                                   PAGE                                     PAGE
                                   ----                                     ----
OVERVIEW ..........................   3      The UltraShort OTC ProFund.....  25
FEES AND EXPENSES .................   7      The Money Market ProFund ......  27
    Fee Tables ....................   7  INVESTMENT POLICIES AND
    Examples  .....................   9      TECHNIQUES ....................  29
FINANCIAL HIGHLIGHTS ..............  10      Futures Contracts and
SHAREHOLDERS' GUIDE ...............  12          Related Options ...........  29
    How to Invest in the                     Index Options Transactions ....  30
        ProFunds  .................  12      Options on Securities .........  31
    How to Exchange Shares of                Short Sales ...................  32
        the ProFunds ..............  13      U.S. Government Securities ....  32
    How to Withdraw Money                    Repurchase Agreements .........  33
        (Redeem Shares) ...........  14      Cash Reserves .................  34
    Special Information                      Transaction Expenses ..........  34
        Regarding Telephone                  Other Investment Policies .....  34
        Requests for Redemptions             Cash Management Portfolio .....  35
        and Exchanges .............  15      Special Information
    How to Make Automatic                        Concerning Master-Feeder
        Investments, Exchanges                   Fund Structure  ...........  41
        and Withdrawals  ..........  16  TAXES .............................  43
    Dividends and Distributions ...  16  MANAGEMENT OF THE
    Tax-Sheltered Retirement Plans.  17      PROFUNDS ......................  45
    Miscellaneous  ................  18      Investment Advisors ...........  45
SPECIAL CONSIDERATIONS ............  20      Service Providers  ............  47
    Tracking Error ................  20      Cost and Expenses .............  49
    Aggressive Investment                    Portfolio Trading Practices ...  50
        Techniques ................  20  GENERAL INFORMATION
    Leverage ......................  21      ABOUT THE TRUST   .............  51
    Non-Diversified Status ........  21      Organization and Description
INVESTMENT OBJECTIVES .............  23          of Shares of Beneficial
    General .......................  23          Interest ..................  51
    Benchmarks of the ProFunds ....  23      Determination of Net Asset
    The Bull ProFund and                         Value .....................  51
        UltraBull ProFund  ........  24      Fundamental Policies. .........  53
    The Bear ProFund                         Trustees and Officers .........  54
        and UltraBear ProFund .....  24      Auditors ......................  54
    The Ultra OTC ProFund .........  25

[GRAPHIC OMITTED]               7900 WISCONSIN AVENUE, SUITE 300
                                BETHESDA, MARYLAND 20814
                                (888) PRO-5717 (FINANCIAL PROFESSIONALS ONLY)
                                (888) PRO-FNDS (888) 776-3637) (FOR ALL OTHERS)



--------------------------------------------------------------------------------

     This prospectus describes seven ProFunds. The ProFunds offers two classes of shares: Service Shares and Investor Shares. The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy, to create specified investment exposure to a particular segment of the securities market or to hedge an existing investment portfolio. Sales are made without any sales charge at net asset value.


     Each non-money market ProFund seeks investment results that correspond each day to a specified benchmark. The following are the non-money market ProFunds and their benchmarks:


----------------------    ------------------------------------------------------
       FUND                                     BENCHMARK
----------------------    ------------------------------------------------------

Bull ProFund              S&P 500  Composite  Stock  Price  Index(TM)  ("S&P 500
                          Index")
UltraBull ProFund         Twice (200%) the performance of the S&P 500 Index
Bear ProFund              Inverse  (opposite) of the  performance of the S&P 500
                          Index
UltraBear ProFund         Twice (200%) the inverse (opposite) of the performance
                          of the S&P 500 Index
UltraOTC ProFund          Twice  (200%)  the   performance  of  the  NASDAQ  100
                          Index(TM)
UltraShort OTC ProFund    Twice (200%) the inverse (opposite) of the performance
                          of the NASDAQ 100 Index(TM)



     The ProFunds also include the Money Market ProFund. The Money Market ProFund seeks a high level of current income consistent with liquidity and preservation of capital through investment in high quality money market instruments. UNLIKE OTHER MUTUAL FUNDS (AND THE OTHER PROFUNDS), THE MONEY MARKET PROFUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE CASH MANAGEMENT PORTFOLIO (THE "PORTFOLIO"), A SEPARATE INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. THE

                                                          Continued on next page

                               INVESTMENT ADVISORS


      PROFUND ADVISORS LLC                          BANKERS TRUST COMPANY
      --------------------                          ---------------------
    Non-Money Market ProFunds                     Cash Management Portfolio



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   The date of this Prospectus is April 24, 1998 as revised on August 3, 1998

Continued from Previous Page

PERFORMANCE OF THE MONEY MARKET PROFUND WILL CORRESPOND DIRECTLY TO THE INVESTMENT PERFORMANCE OF THE PORTFOLIO. SHARES OF THE MONEY MARKET PROFUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, AND ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND AN INVESTMENT IN THIS PROFUND IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT. THE MONEY MARKET PROFUND SEEKS TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE, ALTHOUGH THIS CANNOT BE ASSURED.


     The ProFunds involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in the ProFunds is appropriate. None of the ProFunds alone constitutes a balanced investment plan and the non-money market ProFunds are not intended for investors whose principal objective is current income or preservation of capital. See "Special Considerations." Because of the inherent risks in any investment, there can be no assurance that the ProFunds' investment objectives will be achieved.


     Investors should read this Prospectus and retain it for future reference. This Prospectus is designed to set forth concisely the information an investor should know about the ProFunds before investing. A Statement of Additional Information ("SAI"), dated April 24, 1998, containing additional information about ProFunds has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of this SAI is available, without charge, upon request to ProFunds at the address above or by telephoning ProFunds at the telephone numbers above.

                                    OVERVIEW
                                    PROFUNDS

     Each ProFund has its own distinct investment objective. There is, of course, no guarantee that any mutual fund will achieve its investment objective.

     The investment objectives of the ProFunds are as follows:

     The Bull ProFund and the UltraBull ProFund. The Bull ProFund's investment objective is to provide investment returns that correspond to the performance of the S&P 500 Index. The UltraBull ProFund's investment objective is to provide investment returns that correspond to 200% of the performance of the S&P 500 Index. The UltraBull ProFund should gain more than the Bull ProFund when the prices of the securities in the S&P 500 Index rise and lose more when such prices decline.

     The Bear ProFund and the UltraBear ProFund. The Bear ProFund's investment objective is to provide investment results that will inversely correlates to the performance of the S&P 500 Index. The UltraBear ProFund's investment objective is to provide investment results that will inversely correlate to 200% of the performance of the S&P 500 Index.

     If the Bear ProFund is successful in meeting its objective, the net asset value of Bear ProFund shares will increase in direct proportion to any decrease in the level of the S&P 500 Index. Conversely, the net asset value of Bear ProFund shares will decrease in direct proportion to any increases in the level of the S&P 500 Index. The net asset value of shares of the UltraBear ProFund should increase or decrease approximately twice as much as does that of the Bear ProFund on any given day.

     The UltraOTC ProFund. The investment objective of the UltraOTC ProFund is to provide investment results that correspond to 200% of the performance of the NASDAQ 100 Index. The NASDAQ 100 Index includes 100 of the largest non-financial domestic companies listed on the NASDAQ National Market tier of The NASDAQ Stock Market.


     The UltraShort OTC ProFund. The investment objective of the UltraShort OTC ProFund is to provide investment results that correspond each day to twice of the inverse (opposite) of the performance of the NASDAQ 100 Index(Trademark).


     The Money Market ProFund. The Money Market ProFund seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. To achieve its objective, the Money Market ProFund invests all of its investable assets in the Portfolio, which has the same investment objec tive as the Money Market ProFund. This two-tiered investment approach is commonly referred to as a master-feeder fund structure. See "Investment Policies and Techniques -- Special Information Concerning Master-Feeder Fund Structure."

     A discussion of each ProFund's investment objective and policies is provided below under "Investment Objectives" and "Investment Policies and Techniques."

SPECIAL RISK CONSIDERATIONS

     The ProFunds present certain risks to investors, some that are usually not associated with mutual funds, which are discussed below and elsewhere in this Prospectus. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in the ProFunds is appropriate. This discussion should be read in conjunction with the rest of the Prospectus and "Special Considerations."

     The ProFunds expect that a substantial portion of the assets of the ProFunds will be derived from professional money managers and investors who intend to invest in the ProFunds as part of their tactical investment strategies. These investors are likely to redeem or exchange their ProFund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by ProFund shareholders may result in considerable assets moving in and out of the ProFunds. Consequently, the ProFunds expect that they will experience unusually high portfolio turnover. This portfolio turnover will cause the realization of capital gains and losses, higher expenses and additional costs. Additionally, a high portfolio turnover may adversely affect the ability of a ProFund to meet its investment objective. For further information concerning the portfolio turnover of the ProFunds, see "Special Considerations" in this Prospectus.

     Shareholders in the Bear ProFund and the UltraBear ProFund should lose money while prices of the securities in the S&P 500 Index increase. This is the opposite likely result expected of investing in a traditional equity mutual fund in a generally rising stock market.

     Investors in the UltraBull ProFund and the UltraBear ProFund employ leveraged investment techniques. Investors in these ProFunds will experience magnified losses in market conditions that are adverse to their investment objectives.

     While the ProFunds do not expect that their returns over the course of a year will deviate adversely from their respective current benchmarks by more than 10%, certain factors may affect their ability to achieve this correlation.

     The ProFunds (other than the Money Market ProFund) may engage in certain aggressive investment techniques, which may include engaging in short sales and transactions in futures contracts and options on securities, stock indexes, and futures contracts. Employing these techniques requires special skills and knowledge. Also, there may be periods when the ProFunds may not be able to liquidate their positions. These and other risks are more fully discussed under "Special Considerations", "Investment Objectives" and "Investment Policies and Techniques."

     Each non-money market ProFund is a "non-diversified" series of the ProFunds. A ProFund is considered "non-diversified" because a relatively high percentage of the ProFund's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. Such ProFund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. See "Special Considerations" for a discussion of these factors.


PURCHASES, REDEMPTIONS, AND EXCHANGES OF SHARES

     The shares of the ProFunds may be purchased and redeemed, without any sales or redemption charge, at the next determined net asset value per share of the ProFund. Purchases of shares may be made by check or wire transfer.

     The minimum initial investment in the ProFunds for investors who have engaged a registered investment adviser with discretionary authority over the shareholder's account is $5,000. The minimum is $15,000 for all other investors.

     Shares of any of the ProFunds may be exchanged at any time for shares of the same class of any other ProFund, without any charge, on the basis of their relative net asset values next computed.

     See "Shareholders Guide" for more information about buying, exchanging and redeeming ProFund shares.


INVESTMENT ADVISORS

     The investment advisor of the non-money market ProFunds is ProFund Advisors LLC (the "Advisor"). The Advisor is located in Bethesda, Maryland. See "Management of the ProFunds." The investment advisor of the Portfolio is Bankers Trust Company ("Bankers Trust"), a wholly-owned subsidiary of Bankers Trust New York Corporation.

ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN


     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as Administrator to the ProFunds. ProFund Advisors LLC, pursuant to a separate Administration Agreement, performs certain administrative and shareholder services on behalf of the ProFunds. BISYS Funds Services, Inc. ("BFSI"), an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds, for which it receives additional fees. UMB Bank, N.A. serves as the custodian of the ProFunds' securities and other assets.

                                FEES AND EXPENSES

FEE TABLES

     The following table illustrates all expenses and fees that a shareholder of the ProFunds' Investor Shares will incur in the first year of operations:




                                                                                               UltraShort     Money
                              Bull        UltraBull     Bear        UltraBear     UltraOTC     OTC            Market
                              ProFund     ProFund       ProFund     ProFund       ProFund      ProFund        ProFund

Shareholder Transaction
  Expenses:
Sales Load Imposed On
  Purchases ................  None        None          None        None          None         None           None
Sales Load Imposed On
  Reinvested Dividends......  None        None          None        None          None         None           None
Deferred Sales Load ........  None        None          None        None          None         None           None
Redemption Fees(1) .........  None        None          None        None          None         None           None
Exchange Fees...............  None        None          None        None          None         None           None

Annual Fund Operating
  Expenses:
Advisory Fees...............  0.75%       0.75%         0.75%       0.75%         0.75%        0.75%          0.15%(2)
12b-1 Fees..................  None        None          None        None          None         None           None
Other Expenses After
  Waiver(3)(4)..............  0.58%       0.58%         0.58%       0.58%         0.58%        0.58%          0.68%
Total ProFund Operating
  Expenses After Waiver ....  1.33%       1.33%         1.33%       1.33%         1.33%        1.33%          0.83%

     The following table illustrates all expenses and fees that a shareholder of the ProFunds' Service Shares will incur in the first year of operations:


                                                                                               UltraShort     Money
                              Bull        UltraBull     Bear        UltraBear     UltraOTC     OTC            Market
                              ProFund     ProFund       ProFund     ProFund       ProFund      ProFund        ProFund

Shareholder Transaction
  Expenses:
Sales Load Imposed on
  Purchases ................  None        None          None        None          None         None           None
Sales Load Imposed on
  Reinvested Dividends .....  None        None          None        None          None         None           None
Deferred Sales Load ........  None        None          None        None          None         None           None
Redemption Fees(1) .........  None        None          None        None          None         None           None
Exchange Fees...............  None        None          None        None          None         None           None


                                                                                               UltraShort     Money
                              Bull        UltraBull     Bear        UltraBear     UltraOTC     OTC            Market
                              ProFund     ProFund       ProFund     ProFund       ProFund      ProFund        ProFund
Annual Fund Operating
  Expenses:
Advisory Fees...............  0.75%       0.75%         0.75%       0.75%         0.75%        0.75%          0.15%(2)
12b-1 Fees .................  None        None          None        None          None         None           None
Other Expenses After
  Waiver(3)(4)..............  1.58%       1.58%         1.58%       1.58%         1.58%        1.58%          1.68%
Total ProFund Operating
  Expenses After Waiver.....  2.33%       2.33%         2.33%       2.33%         2.33%        2.33%          1.83%



     1) The ProFunds charge $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of the ProFunds.

     2) The Portfolio pays Bankers Trust a .15% advisory fee, of which the Money Market ProFund bears its pro rata portion. The ProFunds' Board of Trustees believes that the aggregate per share expenses of the Money Market ProFund and the Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in money market securities.

     3) Based on estimated expenses to be incurred in the ProFunds' first year of operations. Other expenses include fees of .15% (.35% in the case of the Money Market ProFund) for administration and shareholder services, and in the case of the Portfolio, an administration and services fee of .05%. The fee under each ProFund's Shareholder Services Plan is calculated on the basis of the average net assets of each ProFund's Service Shares at an annual rate not to exceed 1.00%.

     4) Without waiver of administration fees, "Other Expenses" and "Total Operating Expenses" would be 0.71% and 1.46%, respectively, for the Investor Class and 1.71% and 2.46%, respectively, for the Service Class of the non-money market ProFunds. In the case of the Money Market ProFund, without waiver of administration fees, the amounts would be 0.87% and 1.02%, respectively for the Investor Class and 1.87% and 2.02%, respectively for the Service Class.

EXAMPLES

     Assuming hypothetical investments of $1,000 in Investor Shares of each of the ProFunds, a 5% annual return, and redemption at the end of each time period, an investor in each of the ProFunds would pay operating expenses as follows:


                                                           1 Year        3 Years

Bull ProFund .......................................         $14           $42
UltraBull ProFund ..................................          14            42
Bear ProFund .......................................          14            42
UltraBear ProFund ..................................          14            42
UltraOTC ProFund ...................................          14            42
UltraShort OTC ProFund .............................          14            42
Money Market ProFund ...............................           8            26


   Assuming hypothetical investments of $1,000 in Service Shares of each of the ProFunds, a 5% annual return, and redemption at the end of each time period, an investor in each of the ProFunds would pay operating expenses as follows:


                                                           1 Year        3 Years

Bull ProFund .......................................         $24           $73
UltraBull ProFund ..................................          24            73
UltraBear ProFund ..................................          24            73
UltraOTC ProFund ...................................          24            73
UltraShort OTC ProFund .............................          24            73
Money Market ProFund ...............................          19            60


   The preceding tables of fees and expenses are provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investor in each of the ProFunds' Service Shares and Investor Shares. The fees and expenses of the Money Market ProFund reflect the expenses of both that ProFund and its pro rata share of the expenses of the Portfolio. The percentages shown above are based on estimates. The 5% assumed annual return is for comparison purposes only. For a more complete discussion of the fees connected with an investment in the ProFunds and the services provided to the ProFunds, see "Management of the ProFunds" in this Prospectus and in the SAI.
THE PRECEDING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


   The following table presents per share financial information for the period ended December 31, 1997 for the Investor Class of each ProFund. The UltraShort OTC ProFund has not yet commenced operations as of December 31, 1997. The Financial Highlights have been audited by Coopers & Lybrand LLP, independent accountants, whose report on the financial statements of the ProFunds appears in the ProFunds' Annual Report for the fiscal year ended December 31, 1997 (the "Annual Report"). These statements should be read in conjunction with the "Report of Independent Accountants" and the other financial statements and related notes which are contained in the Annual Report. Copies of the Annual Report are available upon request without charge by phoning (888) 776-3637.



                                 INVESTOR SHARES

                                                                                                                    Money
                               Bull            UltraBull            Bear           UltraBear        UltraOTC        Market
                              ProFund           ProFund           ProFund           ProFund          ProFund        ProFund
                             12/2/97 to       11/28/97 to       12/31/97 to       12/23/97 to      12/2/97 to     11/17/97 to
                             12/31/97(a)      12/31/97(a)       12/31/97(a)       12/31/97(a)      12/31/97(a)    12/31/97(a)
Net asset value, beginning
 of period ................   $  10.00        $     10.00        $     10.00        $   10.00      $   10.00        $    1.00
                              --------        -----------        -----------        ---------      ---------        ---------
Income from investment
operations:
 Net investment income
  (loss) ..................       0.02               0.01                --          1,216.50(e)        0.06            0.006
 Net realized and
  unrealized gain (loss)
  on investments ..........      (0.13)              0.28                --         (1,216.14)(e)      (1.70)              --
                              --------        -----------        -----------        ---------      ---------        ---------
  Total from investment
   operations .............      (0.11)              0.29                --              0.36          (1.64)            0.006
                              --------        -----------        -----------        ---------      ---------        ---------
Distributions to
 shareholders from:
 Net investment income ....         --                 --                 --               --             --           (0.006)
                              --------        -----------        -----------        ---------      ---------        ---------
Net asset value, end of
 period ...................   $   9.89        $     10.29        $     10.00        $   10.36      $    8.36        $    1.00
                              ========        ===========        ===========        =========      =========        =========
Total return ..............      (1.10%)(b)          2.90%(b)           0.00%(b)         3.60%(b)     (16.40%)(b)        0.61%(b)
Ratios/Supplemental Data:

Net assets, end of period .   $ 46,281        $ 6,043,740        $ 2,516,412        $      21      $ 256,184        $ 286,962
Ratio of expenses to
 average net assets .......       1.33%(c)           1.33%(c)           0.00%(c)        1 .33%(c)       1.07%(c)         0.83%(c)(d)
Ratio of net investment
 income (loss) to average
 net assets ...............       2.97%(c)           2.26%(c)           0.00%(c)         2.97%(c)       2.73%(c)         4.92%(c)
Ratio of expenses to
 average net assets* ......     423.48%(c)          12.69%(c)         325.97%(c)        32.39%(c)      21.74%(c)         9.52%(c)(d)
Ratio of net investment
 income (loss) to average
 net assets* ..............    (419.18%)(c)         (9.10%)(c)       (325.97%)(c)      (28.09%)(c)    (17.94%)(c)       (3.77%)(c)

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) The Money Market ProFund expense ratio includes the expense allocation of the Cash Management Portfolio Master Fund.

(e) The amount shown for a share outstanding throughout the period does not accord with the earned income or the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of purchases of fund shares in relation to fluctuating market values during the period.

                              FINANCIAL HIGHLIGHTS



   The following table presents per share financial information for the period ended December 31, 1997 for the Service Class of each ProFund. The UltraShort
OTC ProFund has not yet commenced operations as of December 31, 1997. The Financial Highlights have been audited by Coopers & Lybrand LLP, independent accountants, whose report on the financial statements of the ProFunds appears in the ProFunds' Annual Report for the fiscal year ended December 31, 1997 (the "Annual Report"). These statements should be read in conjunction with the "Report of Independent Accountants" and the other financial statements and related notes which are contained in the Annual Report. Copies of the Annual Report are available upon request without charge by phoning (888) 776-3637.


                                SERVICE SHARES


                                                                                                                      Money
                                   Bull          UltraBull          Bear          UltraBear        UltraOTC           Market
                                 ProFund          ProFund         ProFund          ProFund         ProFund           ProFund
                                12/2/97 to      11/28/97 to     12/31/97 to      12/23/97 to      12/2/97 to       11/17/97 to
                                12/31/97(a)      12/31/97(a)     12/31/97(a)      12/31/97(a)     12/31/97(a)      12/31/97(a)
Net asset value, beginning
 of period...................  $     10.00      $     10.00     $     10.00      $     10.00     $     10.00     $       1.00
                               ---------------- --------------- ---------------- --------------- --------------- ----------------

Income from investment
operations:
 Net investment income
  (loss).....................           --             0.01              --               --              --               --
 Net realized and
  unrealized gain (loss)
  on investments.............        (0.11)            0.28              --             0.35           (1.64)
                               ---------------- --------------- ---------------- --------------- ---------------
  Total from investment
   operations................        (0.11)            0.29              --             0.35           (1.64)
                               ---------------- --------------- ---------------- --------------- ---------------
Distributions to
 shareholders from:

 Net investment income ......           --               --              --               --              --               --
 Net realized gain on
  investments ...............           --               --              --               --              --               --
                               ---------------- --------------- ---------------- --------------- --------------- ----------------

 Total distributions to
  shareholders ..............           --               --              --               --              --               --
                               ---------------- --------------- ---------------- --------------- --------------- ----------------

Net asset value, end of
 period......................  $      9.89      $     10.29     $     10.00      $     10.35     $      8.36     $       1.00
                               ================ =============== ================ =============== =============== ================

Total return.................        (1.10%)(b)        2.90%(b)       0.00%(b)         3.50%(b)       (16.40%)(b)        0.21%(b)
Ratios/Supplemental Data:
Net assets, end of period  ..  $        10      $ 2,394,297     $       10       $       10      $   663,984     $      2,510
Ratio of expenses to
 average net assets..........         1.33%(c)         1.33%(c)       0.00%(c)         1.33%(c)         1.75%(c)         1.83%(c)(d)
Ratio of net investment
 income (loss) to average net
 assets......................         0.00%(c)         1.69%(c)       0.00%(c)         0.00%(c)        (0.06%)(c)        2.53%(c)
Ratio of expenses to
 average net assets*.........       424.48%(c)        13.69%(c)     326.97%(c)        33.39%(c)        23.42%(c)        10.52%(c)(d)
Ratio of net investment
 income (loss) to average
 net assets*.................      (424.48%)(c)      (10.67%)(c)   (326.97%)(c)      (33.39%)(c)      (21.73%)(c)       (6.16%)(c)


* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) The Money Market ProFund expense ratio includes the expense allocation of the Cash Management Portfolio Master Fund.

                                  SHAREHOLDERS'
                                      GUIDE


HOW TO INVEST IN THE PROFUNDS

     General

     The shares of each ProFund are offered at the net asset value per share next computed after receipt of the investor's order. No sales charges are imposed on initial or subsequent investments in a ProFund. See "General Information About the Trust -- Determination of Net Asset Value".

     Minimum Investment

     The minimum initial investment in the ProFunds for investors who have engaged a registered investment adviser with discretionary authority over the shareholder's account is $5,000. For all other shareholder accounts ("Self-Directed Accounts"), the minimum initial investment in the ProFunds is $15,000. These minimums also apply to retirement plan accounts and are determined based upon the total investment in all ProFunds. ProFunds, at its discretion, may accept lesser amounts in certain circumstances. There is no minimum amount for subsequent investments, other than those made pursuant to the automatic investment plan, in a ProFund. ProFunds reserves the right to reject or refuse, at ProFunds' discretion, any order for the purchase of a ProFund's shares in whole or in part.

     How to Invest by Mail


     Fill out an application and make out a check payable to "ProFunds." Mail the check along with the application to:

               ProFunds
               P.O. Box 182800
               Columbus, OH 43218-2800


     The net asset value of shares purchased by mail will be computed based upon the price of shares next computed after the receipt of an investment by mail.

     How to Invest by Wire Transfer

     First, fill out an application and fax the completed application, along with the request for a confirmation number to the ProFunds at (800) 782-4797. Once you have received your confirmation number, you must then request that your bank wire transfer the purchase amount to the applicable ProFund along with the following instructions:

     Request a wire transfer to:
               UMB BANK, N.A.
               Routing Number: ABA #101000695
               For Account of ProFunds
               DDA #9870857952
               YOUR NAME
               YOUR CONFIRMATION NUMBER

     After instructing your bank to transfer money by wire, call the ProFunds at 888-PRO-FNDS and inform the ProFunds as to the amount that you have transferred and the name of the bank sending the transfer. Wire transfer requests may be made between 8:00 AM and 9:00 PM Eastern Time. However, wire transfers must be received by 3:30 PM Eastern Time to receive that day's net asset value. Wire transfer requests received after 3:30 PM Eastern Time are deemed to be received on the next business day of ProFunds and will be placed at the next determined net asset value on the next business day. If the primary exchange or market on which a ProFund transacts business closes early, the above cut-off time will be thirty minutes prior to the close of such exchange or market. Your bank may charge a fee for such services. Instructions, written or telephonic, given to ProFunds for wire transfer requests do not constitute a purchase order until the wire transfer has been received by ProFunds. ProFunds is not liable for any loss incurred due to a wire transfer not having been received.

Purchase Through Securities Dealers

     Investments in the ProFunds may be made through securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.

HOW TO EXCHANGE SHARES OF THE PROFUNDS

     Shares of any ProFunds may be exchanged, without any charge, for shares of the same class of any other ProFunds on the basis of the respective net asset values of the shares involved. Exchanges may be made by letter or by telephone at the address or numbers indicated on the cover of this Prospectus. TELEPHONE REQUESTS FOR SHARE EXCHANGES MAY ONLY BE MADE BETWEEN 8:00 AM AND 3:50 PM AND BETWEEN 4:30 PM AND 9:00 PM. Telephone requests for share exchanges will receive the net asset value per share next determined. If the primary exchange or market on which a ProFund transacts business closes early, the above cut-off time will be fifteen minutes prior to the close of such exchange or market. The net asset value of share exchange requests made by mail will be computed based upon the price of shares next computed after the receipt of the request.

     Exchanges with respect to Self-Directed Accounts must be for at least $1,000 or 100% of the account value for the ProFund, whichever is less, from which the transfer is made. See "Shareholders' Guide -- Special Information Regarding Telephone Requests for Redemptions and Exchanges".

     To  implement  an  exchange,   shareholders   must  provide  the  following
information:

     o    Name and telephone number;
     o    Account name and number;
     o    Taxpayer identification number;
     o Number of or percentage of shares or dollar value of shares to be exchanged;
     o    The name of the ProFunds from which the exchange is to be made; and
     o    The name of the ProFunds to which the exchange is to be made.

     The privilege to initiate exchange transactions by telephone will be made available to ProFund shareholders automatically. Exchanges may only be made between identically registered accounts. The exchange privilege is available only in states where the exchange legally may be made and may be modified or discontinued at any time. In addition, see "Shareholders' Guide -- Special Information Regarding Written and Telephone Requests for Redemptions and Exchanges" regarding instructions received by telephone.


HOW TO WITHDRAW MONEY (REDEEM SHARES)

     General

     An investor can withdraw all or any portion of his investment by redeeming ProFund shares at the next determined net asset value per share after receipt of the order. Withdrawals may be made by letter or by telephone at the address or numbers indicated on the cover of this Prospectus. TELEPHONE REQUESTS FOR SHARE REDEMPTIONS MAY ONLY BE MADE BETWEEN 8:00 AM AND 3:50 PM AND BETWEEN 4:30 PM AND 9:00 PM. Telephone requests for share redemptions will receive the net asset value per share next determined. If the primary exchange or market on which a ProFund transacts business closes early, the above cut-off time will be thirty minutes prior to the close of such exchange or market. The net asset value of share redemption requests made by mail will be computed based upon the price of shares next computed after the receipt of the request.

     The privilege to initiate redemption transactions by telephone will be made available to ProFund shareholders automatically. Redemptions from Self-Directed Accounts must be for at least $1,000 or 100% of the account value for the ProFund, whichever is less, from which the transfer is made.

     Payment of the redemption proceeds will be made within seven days after the ProFunds' receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests will be delayed until the ProFunds' transfer agent is reasonably satisfied that the purchase payment has been collected by the ProFunds (which may require up to 15 business days). An investor may avoid a delay in receiving redemption proceeds by purchasing shares with a certified check.


     Wire of Withdrawals


     Shareholders may request payment by wire of withdrawal proceeds from a ProFund. The ProFunds charge $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of the ProFunds.


     Draft Checks


     Investors may elect to redeem shares of the Money Market ProFund by draft check (minimum check $500) made payable to the order of any person or institution. Upon the ProFunds' receipt of a completed signature card, investors will be supplied with draft checks which are drawn on the Money Market ProFund's account. There is a $25 charge for each stop payment request on the draft checks. Investors are subject to the same rules and regulations that banks apply to checking accounts. A Money Market ProFund account may not be closed by draft check. This option is not available to Individual Retirement Account ("IRA") shareholders.


Redemptions to Third Party or Other Address


     Telephone redemptions are sent only to the address of record of the redeeming investor or to bank accounts specified by the redeeming investor in his account application. If the investor desires payment of redemption proceeds to a third party or to a location other than the investor's address of record or a bank account specified in the investor's account application, this request must be in writing, and the investor's signature must be guaranteed by a commercial bank, a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, or government securities broker, a credit union, a national securities exchange, registered securities association, clearing agency, or a savings association.


SPECIAL INFORMATION REGARDING TELEPHONE REQUESTS FOR REDEMPTION AND EXCHANGES


     When acting on telephone instructions believed to be genuine, the ProFunds will not be liable for any loss resulting from a fraudulent telephone transaction request, and the investor will bear the risk of any such loss. The ProFunds will employ reasonable procedures to confirm that the telephone instructions are genuine; and if the ProFunds do not employ such procedures, then the ProFunds may be liable for any losses due to unauthorized or fraudulent instructions. The ProFunds follow specific procedures for transactions initiated by telephone, including, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation not later than 5 business days after such transaction and/or tape recording of telephone instructions.

     Investors also should be aware that telephone redemptions or exchanges may be difficult to implement in a timely manner during periods of significant economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail. Telephone redemption and exchange privileges may be terminated or modified by the ProFunds at any time.

HOW TO MAKE AUTOMATIC INVESTMENTS, EXCHANGES AND WITHDRAWALS

     Investors may also purchase and redeem ProFund shares by arranging systematic monthly, bimonthly, quarterly or annual investments into the ProFunds (the "Automatic Investment Plan"), and redemptions from the ProFunds (the "Automatic Withdrawal Plan"). The minimum investment amounts are $1,000 per transfer and minimum withdrawal amounts are $500 per transfer. These minimums are waived for IRA shareholders 70 1/2 or older. Additionally, investors may exchange, on a regular basis, shares of the Money Market ProFund for shares of other ProFunds through ProFunds' Automatic Exchange Plan. For more information, including terms and conditions, about automatic investment, exchange and withdrawal features, please call the ProFunds at 888-PRO-FNDS.

DIVIDENDS AND DISTRIBUTIONS

     General


     All income dividends and capital gains distributions of each ProFund automatically will be reinvested in additional shares of the ProFund at the net asset value calculated on the ex-dividend date, unless an investor has requested otherwise in writing. Dividends and distributions of a ProFund are taxable to the shareholders of the ProFund, as discussed below under "Taxes," whether such dividends and distributions are reinvested in additional shares of the ProFund or received in cash. Statements of account will be sent to the ProFund shareholders at least quarterly.


     All Profunds Except Money Market Profund

     The ProFunds, other than the Money Market ProFund intend to distribute annually any net investment income and net realized capital gains to sharehold-ers. The ProFunds may declare a special distribution for any of these ProFunds if the ProFunds believe that such a distribution would be in the best interests of its shareholders.

     Money Market Profund

     Shares begin accruing dividends on the day the purchase order is received in proper form and payment in the form of federal funds is received by BFSI, the ProFunds' transfer agent, and continue to earn dividends through the day before a redemption order for such shares is processed by BFSI. The Money Market ProFund ordinarily (i) declares dividends of net investment income (and net short-term capital gains, if any) for shares of the Money Market ProFund on a daily basis and (ii) distributes such dividends to shareholders of the Money Market ProFund on a monthly basis. Net realized capital gains will be distributed annually. The Money Market ProFund's net investment income consists of its share of the Portfolio's dividends and interest (including discount) accrued on its securities, less applicable expenses. The Money Market ProFund, however, may revise this dividend and distribution policy, postpone the payment of dividends thereunder, or take any other action necessary with respect thereto in order to facilitate, to the extent possible, the maintenance by the Money Market ProFund of a constant net asset value per share of $1.00.

TAX-SHELTERED RETIREMENT PLANS

     ProFunds sponsors IRAs which enable individuals to establish their own retirement program (including spousal IRAs, Rollover IRAs, SEP IRAs and Simple
IRAs). Fund-sponsored retirement plans are charged an annual $15.00 maintenance fee and receive tax reporting services. In addition, investors in the following retirement plans are eligible to invest in ProFunds:

     o    Keogh Accounts -- Defined Contribution Plans (Profit-Sharing Plans)

     o    Keogh Accounts

     o    Money Purchase Plans

     o    Pension Plans

     o    Internal Revenue Code Section 403(b) Plans

     All ProFunds' IRA distribution requests must be made in writing to BFSI, the ProFunds' transfer agent. Any additional deposits to the ProFunds must distinguish the type and year of the contribution.

     For more information on ProFunds IRAs, or any other retirement plan, please call the ProFunds at 888-PRO-FNDS. Shareholders are advised to consult a tax adviser on ProFunds IRA contribution and withdrawal requirements and restrictions.

MISCELLANEOUS

     Involuntary Redemptions of Small Accounts

     Because of the administrative expense of handling small accounts, the ProFunds reserve the right to redeem involuntarily an investor's account, including a retirement account, which falls below the applicable minimum investment in total value in the ProFunds due to redemptions. In addition, both a request for a partial redemption by an investor whose account balance is below the minimum investment and a request for a partial redemption by an investor that would bring the account balance below the minimum investment will be treated as a request by the investor for a complete redemption of that account. Investors holding shares in a retirement account should be aware that any redemption from a retirement account may result in tax consequences including, but not limited to, a 10% penalty on the amount withdrawn if the shareholder is under the age of 59 1/2 . Shareholders should consult their tax advisors about such tax consequences. The ProFunds reserve the right to modify their minimum investment requirements and the corresponding amounts below which involuntary redemptions may be effected.

     Suspension of Redemptions

     The right of redemption may be suspended, or the date of payment postponed:
(i) for any period during which the New York Stock Exchange ("NYSE"), the Federal Reserve Bank of New York, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, as appropriate, is restricted; (ii) for any period during which an emergency exists so that disposal of a ProFund's investments or the determination of its net asset value is not reasonably practicable; or (iii) for such other periods as the Securities and Exchange Commission (the "Commission"), by order, may permit for protection of the ProFunds' investors.

     "Undeliverable" or "Uncashed" Dividend Checks

     If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the ProFunds at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the ProFunds at the per share net asset value determined as of the date of cancellation.

     Transaction Charges

     In addition to charges described elsewhere in this Prospectus, the ProFunds also may make a charge of $25 for checks returned for insufficient or uncollectible funds.

     No Certificates


     In  the  interest  of  economy  and  convenience,   physical   certificates
representing a ProFund's shares are not issued. Shares of each ProFund are recorded on a register by BFSI.

                                     SPECIAL
                                 CONSIDERATIONS

     The ProFunds present certain risks, some not typically associated with mutual funds. Shareholders should consider the special factors discussed below that are associated with the investment policies of the ProFunds in determining the appropriateness of investing in the ProFunds.

TRACKING ERROR

     While the ProFunds do not expect that their returns over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation. Among these factors are: (1) ProFund expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the ProFunds; (2) less than all of the securities in the benchmark being held by a ProFund and securities not included in the benchmark being held by a ProFund; (3) an imperfect correlation between the performance of instruments held by a ProFund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) ProFund share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a ProFund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements, and (9) early and unanticipated closings of the markets on which the holdings of a ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions. While a close correlation of any ProFund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

AGGRESSIVE INVESTMENT TECHNIQUES

     Each of the ProFunds (other than the Money Market ProFund) may engage in certain aggressive investment techniques which may include engaging in short sales and transactions in futures contracts and options on securities, securities indexes, and futures contracts. These ProFunds expect that they will primarily use these techniques in seeking to achieve their objectives and that a significant portion (up to 100%) of the assets of these ProFunds will be held in liquid instruments in a segregated account by these ProFunds as "cover" for these investment techniques.

     Participation in the options or futures markets by a ProFund involves distinct investment risks and transaction costs. Risks inherent in the use of options, futures contracts, and options on futures contracts include: (1) adverse changes in the value of such instruments; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index, or futures contracts; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time. For further information regarding these investment techniques, see "Investment Policies and Techniques."


LEVERAGE

     The UltraBull ProFund, the UltraBear ProFund, the Ultra OTC ProFund and the UltraShort OTC ProFund intend to regularly use leveraged investment techniques in pursuing their investment objectives. Utilization of leveraging involves special risks and should be considered to be speculative. Leverage exists when a ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFunds' shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund's total return to shareholders. If these ProFunds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss of approximately twice the amount they would have incurred had these ProFunds not been leveraged.


NON-DIVERSIFIED STATUS

     Each non-money  market ProFund is a  "non-diversified"  series. A non-money market  ProFund  is  considered  "non-diversified"  because  a  relatively  high percentage of the ProFund's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund's classification as a "non-diversified" in- vestment company means that the proportion of the ProFund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 (the "1940 Act"). Each ProFund, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act.

                                   INVESTMENT
                                   OBJECTIVES

GENERAL

     The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to hedge an existing investment portfolio. Except for the Money Market ProFund, each ProFund seeks investment results that correspond each day to a specified benchmark. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds may be created from time to time.

     Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the respective benchmarks. Rather, the Advisor primarily uses statistical and quantitative analysis to determine the investments a ProFund makes and techniques it employs. While the Advisor attempts to minimize any "tracking error" (that statistical measure of the difference between the investment results of a ProFund and the performance of its benchmark), certain factors will tend to cause a ProFund's investment results to vary from a perfect correlation to its benchmark. The ProFunds, however, do not expect that their total returns will vary adversely from their respective current benchmarks by more than ten percent over the course of a year. See "Special Considerations."

     It is the policy of the non-money-market ProFunds to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

BENCHMARKS OF THE PROFUNDS


     The S&P 500 Index. Standard & Poor's chooses the 500 stocks composing the S&P 500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and such companies are generally listed on the NYSE. Additional stocks that are not among the 500 largest market value stocks are included in the S&P 500 Index for diversification purposes. The S&P 500 Index as referred to in this Prospectus does not include the effect of dividends paid on the stock of the companies included in the index. Standard & Poor's will not be a sponsor of, or in any other way be affiliated with, the ProFunds.

     The NASDAQ 100 Index. The NASDAQ 100 Index includes 100 of the largest non-financial domestic companies listed on the NASDAQ National Market tier of The NASDAQ Stock Market. Launched in January 1985, each security in the NASDAQ 100 Index is proportionately represented by its market capitalization in relation to the total market value of the NASDAQ 100 Index. The NASDAQ 100 Index reflects NASDAQ's largest growth companies across major industry groups. All index components have a minimum market capitalization of $500 million, and an average daily trading volume of at least 100,000 shares. NASDAQ will not be a sponsor of, or in any other way be affiliated with, the ProFunds.

THE BULL PROFUND AND ULTRABULL PROFUND

     The investment objective of the Bull ProFund is to provide investment returns that correspond to the performance of the S&P 500 Index. The investment objective of the UltraBull ProFund is to provide investment returns that correspond to 200% of the performance of the S&P 500 Index. These ProFunds seek to achieve this correlation on each trading day. Under their investment objectives, the UltraBull ProFund should produce greater gains to investors when the S&P 500 Index rises and greater losses when the S&P 500 Index declines over the corresponding gain or loss of the Bull ProFund.

     In attempting to achieve their objectives, the Bull ProFund and the UltraBull ProFund expect that a substantial portion of their respective assets usually will be devoted to employing certain specialized investment techniques. These techniques include engaging in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest income the ProFund pays or receives as the result of the transaction. These ProFunds may also invest in shares of individual securities which are expected to track the S&P 500 Index.

THE BEAR PROFUND AND ULTRABEAR PROFUND

     The Bear ProFund and the UltraBear ProFund are designed to allow investors to speculate on anticipated decreases in the S&P 500 Index or to hedge an existing portfolio of securities or mutual fund shares. The Bear ProFund's investment objective is to provide investment results that will inversely correlate to the performance of the S&P 500 Index. The UltraBear ProFund's investment objective is to provide investment results that will inversely correlate to 200% of the performance of the S&P 500 Index. These ProFunds seek to achieve this inverse correlation on each trading day.

     If the Bear ProFund achieved a perfect inverse correlation for any single trading day, the net asset value of the shares of the Bear ProFund would increase for that day in direct proportion to any decrease in the level of the S&P 500 Index. Conversely, the net asset value of the shares of the Bear ProFund would decrease for that day in direct proportion to any increase in the level of the S&P 500 Index for that day. The net asset value of the UltraBear ProFund on the same days would increase or decrease approximately twice as much as the price change of the Bear ProFund.

     For example, if the S&P 500 Index were to decrease by 1% on a particular day, investors in the Bear ProFund should experience a gain in net asset value of approximately 1% for that day. The UltraBear ProFund should realize an increase of approximately 2% of its net asset value on the same day. Conversely, if the S&P 500 Index were to increase by 1% by the close of business on a particular trading day, investors in the Bear ProFund and the UltraBear ProFund would experience a loss in net asset value of approximately 1% and 2%, respectively.

     Due to the nature of the Bear ProFund and the UltraBear ProFund, investors in these ProFunds could experience substantial losses during sustained periods of rising equity prices, with losses to investors in the UltraBear ProFund approximately twice as large as the losses to investors in the Bear ProFund.

     In pursuing its investment objectives, the Bear ProFund and the UltraBear ProFund generally do not invest in traditional securities, such as common stock of operating companies. Rather, the Bear ProFund and the UltraBear ProFund employ certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     Under these techniques, the Bear ProFund and the UltraBear ProFund will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the ProFund terminates the position. These ProFunds will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the ProFund pays or receives as the result of the transaction.


THE ULTRAOTC PROFUND AND THE ULTRASHORT OTC PROFUND


     The investment objective of the UltraOTC ProFund is to provide investment results that correspond to 200% of the performance of the NASDAQ 100 Index.

     The UltraOTC ProFund does not intend to hold the 100 securities included in the NASDAQ 100 Index. Instead, the UltraOTC ProFund intends to engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, the UltraOTC ProFund will invest, under normal conditions, at least 65% of its total assets in securities traded on the over-the-counter markets and instruments with values that are representative of such securities such as futures and option contracts in such securities or indices.


     The investment objective of the UltraShort OTC ProFund is to provide investment results that correspond each day to twice of the inverse (opposite) of the performance of the NASDAQ 100 Index(Trademark). It is the policy of the UltraShort OTC ProFund to pursue its investment objective of correlating with its benchmark regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

     The UltraShort OTC ProFund is designed to allow investors to seek to profit from anticipated decreases in the NASDAQ 100 Index(Trademark) or to hedge an existing portfolio of securities or mutual fund shares. The UltraShort OTC ProFund's investment objective is to provide investment results that will inversely correlate to 200% of the performance of the NASDAQ 100 Index(Trademark). The UltraShort OTC ProFund seeks to achieve this inverse correlation on each trading day.

     If the ProFund achieved a perfect inverse correlation for any single trading day, the net asset value of the shares of the UltraShort OTC ProFund would increase for that day proportional to twice any decrease in the level of the NASDAQ 100 Index(Trademark). Conversely, the net asset value of the shares of the UltraShort OTC ProFund would decrease for that day proportional to twice any increase in the level of the NASDAQ 100 Index(Trademark) for that day.

     For example, if the NASDAQ 100 Index(Trademark) were to decrease by 1% on a particular day, investors in the UltraShort OTC ProFund should experience a gain in net asset value of approximately 2% for that day. Conversely, if the NASDAQ 100 Index(Trademark) were to increase by 1% by the close of business on a particular trading day, investors in the UltraShort OTC ProFund would experience a loss in net asset value of approximately 2%.

     In pursuing its investment objective, the UltraShort OTC ProFund generally does not invest in traditional securities, such as common stock of operating companies. Rather, the UltraShort OTC ProFund employs certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     Under these techniques, the UltraShort OTC ProFund will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the UltraShort OTC ProFund terminates the position. The UltraShort OTC ProFund will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the UltraShort OTC ProFund pays or receives as the result of the transaction. Due to the nature of the UltraShort OTC ProFund, investors could experience substantial losses during sustained periods of rising equity prices.

     Companies whose securities are traded on the over-the-counter ("OTC") markets generally have smaller market capitalization or are newer companies than those listed on the NYSE or the American Stock Exchange (the "AMEX"). OTC companies often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of certain smaller OTC companies are the less certain growth prospects of comparably smaller firms, the lower degree of liquidity in the OTC markets for such securities, and the greater sensitivity of smaller capitalization companies to changing economic conditions than larger capitalization, exchange-traded securities. Conversely, because many of these OTC securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.


THE MONEY MARKET PROFUND

     The Money Market ProFund seeks a high level of current income consistent with liquidity and preservation of capital through investment in high quality money market instruments. The Money Market ProFund offers investors a convenient means of diversifying their holdings of short-term securities while relieving those investors of the administrative burdens typically associated with purchasing and holding these instruments, such as coordinating maturities and reinvestments, providing for safekeeping and maintaining detailed records. High quality, short-term instruments may result in a lower yield than instruments with a lower quality and/or a longer term.

     The Money Market ProFund seeks to achieve its investment objective by investing the assets of the Money Market ProFund in the Portfolio, which has the same investment objective as the Money Market ProFund and is managed by

Bankers Trust, 280 Park Avenue, New York, New York. There can be no assurances that the investment objective of either the Money Market ProFund or the Portfolio will be achieved. The investment objective of the Money Market ProFund and the Portfolio is a fundamental policy and may not be changed without the approval of the Money Market ProFund's shareholders or the Portfolio's investors, respectively. See "Special Information Concerning Master- Feeder Fund Structure" herein.

     The Portfolio invests in money market instruments, including corporate debt obligations, U.S. government securities, bank obligations and repurchase agreements. See "Investment Policies and Techniques -- Cash Management Portfolio" for a discussion of the Portfolio's investment policies. The Portfolio follows practices which are designed to enable the Money Market ProFund to maintain a $1.00 share price: limiting average maturity of the securities held by the Portfolio to 90 days or less; buying securities which mature in 397 days or less; and buying only high quality securities with minimal credit risks. Of course, the Money Market ProFund cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Portfolio invests in high quality money market securities, you should be aware that your investment is not without risk. All money market instruments can change in value when interest rates or an issuer's creditworthiness changes.

                               INVESTMENT POLICIES
                                 AND TECHNIQUES

FUTURES CONTRACTS AND RELATED OPTIONS

     The ProFunds (other than the Money Market ProFund) may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities. The ProFunds anticipate that they will primarily engage in transactions in futures contracts and related options on the CME.

     A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

     When a ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

     Whether a ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds may engage in related closing transactions with respect to options on futures contracts. The ProFunds will only engage in transactions in futures contracts and options thereupon that are traded on a United States exchange or board of trade.

     When a ProFund purchases or sells a stock index futures contract, or sells an option thereon, the ProFund "covers" its position. To cover its position, a ProFund may enter into an offsetting position or maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

     Although the ProFunds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund to substantial losses. If trading is not possible, or if a ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS TRANSACTIONS

     The ProFunds (other than the Money Market ProFund) may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and to create synthetic money market positions. See "Taxes" herein.

     A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

     Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether a ProFund will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund either (i) owns an offsetting position in securities or other options and/or
(ii) maintains with the ProFund's custodian bank liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

OPTIONS ON SECURITIES

     The ProFunds (other than the Money Market ProFund), may buy options and write (sell) options on securities. By buying a call option, a ProFund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a ProFund becomes obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price. Options on securities written (sold) by the ProFunds will be conducted on recognized securities exchanges. A ProFund will not write options on securities unless it covers its position as described under "Index Options Transactions".

     A ProFund will realize a gain (or a loss) on a call or a put option previously purchased by the ProFund if the premium, less commission costs, received by the ProFund on the sale of the call or the put option to close the transaction is greater (or less) than the premium, plus commission costs, paid by the ProFund to purchase the call or the put option. If a put or a call option which the ProFund has purchased expires out-of-the-money (i.e., the exercise price of the option is less than the current market value of the underlying security), the option will become worthless on the expiration date, and the ProFund will realize a loss in the amount of the premium paid, plus commission costs.

     Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired.

     Because option premiums paid or received by a ProFund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.


SHORT SALES

     The Bear ProFund, UltraBear ProFund and the UltraShort OTC ProFund may engage in short sales transactions under which the ProFund sells a security it does not own. To complete such a transaction, the ProFund must borrow the security to make delivery to the buyer. The ProFund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the ProFund. Until the security is replaced, the ProFund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the ProFund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

     Until the ProFund closes its short position or replaces the borrowed security, the ProFund will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.


U.S. GOVERNMENT SECURITIES

     The ProFunds may invest in U.S. government securities in pursuit of their investment objectives, as "cover" for the investment techniques these ProFunds employ, or for liquidity purposes.

     Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund's portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund's portfolio investments in these securities.

     Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. Such agencies and instrumentalities may borrow funds from the U.S. Treasury. However, no assurances can be given that the U.S. government will provide such financial support to the obligations of the other U.S. government agencies or instrumentalities in which a ProFund invests, since the U.S. government is not obligated to do so. These other agencies and instrumentalities are supported by either the issuer's right to borrow, under certain circumstances, an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality itself.

REPURCHASE AGREEMENTS

     Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. government securities. The
Advisor and, with respect to the Portfolio, Bankers Trust, will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with any of the ProFunds. In the event of a default or bankruptcy by the seller, the ProFund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the ProFund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sales of these securities were less than the agreed-upon repurchase price, the ProFund would suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds to treat repurchase agreements that do not mature within seven days (or which may not be terminated within seven calendar days upon notice by the ProFund) as illiquid for the purposes of their investment policies.

CASH RESERVES

     As a cash reserve, for liquidity purposes, or as "cover" for positions it has taken, each ProFund may temporarily invest all or part of the ProFund's assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

TRANSACTION EXPENSES

     The ProFunds anticipate that their investors, as part of an asset-allocation or market-timing investment strategy, will frequently exchange their shares of a particular ProFund for shares in other ProFunds pursuant to the exchange policy (see "How to Exchange Shares of the ProFunds"), which would cause the ProFunds to experience high portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFunds. In addition, a ProFund's portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for each ProFund is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year. The Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund typically hold most of their investments in short-term options and futures contracts which are excluded for purposes of computing portfolio turnover. Therefore, based on the Commission's portfolio turnover formula, each of these ProFunds expects a portfolio turnover rate of approximately 0%.

OTHER INVESTMENT POLICIES

     The ProFunds also may engage in certain other investment practices described below. However, none of the ProFunds presently intends to invest more than 5% of the ProFund's net assets in any of these practices. Each of the ProFunds may purchase securities on a when-issued or delayed-delivery basis, and also may lend portfolio securities to brokers, dealers, and financial institutions. Each ProFund (other than the Money Market ProFund) may borrow money for investment purposes or invest in illiquid securities. Each of the ProFunds also may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act.

CASH MANAGEMENT PORTFOLIO

     Since the investment characteristics of the Money Market ProFund will correspond directly to those of the Portfolio, set forth below is a discussion of the various investments and investment policies of the Portfolio. Additional information about the investment policies of the Portfolio appears in the SAI.

     The Portfolio, in pursuing its investment objective, will comply with Rule 2a-7 under the 1940 Act ("Rule 2a-7"). Thus, descriptions of investment techniques and portfolio instruments are qualified by the provisions and limitations of Rule 2a-7.

     The Portfolio will attempt to achieve its investment objective by investing in the following money market instruments:

     Obligations of Banks and Other Financial Institutions. The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Portfolio may invest include, but are not limited to, certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign financial institutions, including banks.

     If Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign financial institutions, including banks. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. financial institutions, including banks, because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, differing reserve require-
ments,  reporting  and  recordkeepng   requirements  and  accounting  standards,
possible seizure or nationalization of deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on financial institution obligations. Under normal market conditions, the Portfolio will invest more than 25% of its assets in the bank and other financial institution obligations described above. The Portfolio's concentration of its investments in the obligations of banks and other financial institutions will cause the Portfolio to be subject to the risks peculiar to these industries to a greater extent than if its investments were not so concentrated.

     Commercial Paper. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by U.S. and foreign entities. Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not rated, must be believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks and other financial institutions.

     Variable Rate Master Demand Notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, that the same criteria as set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances. (See "Portfolio Quality and Maturity" herein.)

     U.S. Government Obligations. The Portfolio may invest in obligations issued and guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. government. See "Investment Policies and Techniques -- U.S. Government Securities" herein.

     Other Debt Obligations. The Portfolio may invest in deposits, bonds, notes and debentures that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term ratings meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality and are rated in the top three highest long-term rating categories by the NRSROs rating such security.

     Asset-Backed Securities. The Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.

     Synthetic Asset-Backed Securities. The Portfolio may also invest in securities generally referred to as synthetic asset-backed securities, which are another form of asset-backed securities. While a variety of synthetic structures exist, all involve trusts and partnerships that, in effect, convert long-term fixed rate bonds into variable or floating rate demand securities. For example, one or two long-term, high quality, fixed rate bonds of a single issuer (the "core" securities) are deposited in a trust by a sponsor. Interests in the trust may be distributed through an offering of securities to the public registered under the 1933 Act (the "Act"), or through an offering exempt from the Act's registration requirements, such as a "private placement." Holders of interests in the trust receive interest at the current short-term market rate and the sponsor receives the difference (after administrative expenses) between the current market interest rate and the long-term rate paid by the core securities. An affiliate of the sponsor or a third-party (usually a bank) issues a conditional demand feature permitting holders to recover principal at par within a specified period. The demand features are conditional to address tax related concerns.

     Repurchase Agreements. The Portfolio may engage in repurchase agreement transactions with bank and governmental securities dealers approved by the Portfolio's Board of Trustees. Bankers Trust, acting under the supervision of the

Board of Trustees of the Portfolio, reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. See "Investment Policies and Techniques -- Repurchase Agreements" herein.

     Reverse  Repurchase  Agreement.   The  Portfolio  may  enter  into  reverse
repurchase agreements. See "Investment Objectives and Policies" in the SAI for a more detailed description of reverse repurchase agreements.

     When-Issued and Delayed Delivery Securities. To secure prices deemed advantageous at a particular time, the Portfolio may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities occurs beyond the normal settlement period; and payment for or delivery of the securities would be made at the same time as the reciprocal delivery or payment by the other party to the transaction. The Portfolio will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event.

     Securities purchased on a when-issued or delayed delivery basis may expose the Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a when-issued or delayed delivery basis, the Portfolio will segregate with the Portfolio's custodian liquid instruments in an amount at least equal to the when-issued or delayed delivery commitment.

     Investment in Other Investment Companies. In accordance with applicable law, the Portfolio may invest its assets in other money market funds with comparable investment objectives. In general, the Portfolio may not (1) purchase more than 3% of any other money market fund's voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds, unless permitted to exceed these limitations by an exemptive order of the SEC.

     Illiquid Securities. The Portfolio may not invest more than 10% of its net assets in securities which are illiquid or otherwise not readily marketable (such securities may include securities which are subject to legal or contractual restric-tions or repurchase agreements with maturities over seven days). If a security becomes illiquid after purchase by the Portfolio, the Portfolio will normally sell the security as soon as is reasonably practicable unless doing so would not be in the best interests of shareholders.

     Credit Enhancement. Certain of the Portfolio's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Money Market ProFund's share price. Subject to the diversification limits contained in Rule 2a-7, the Portfolio may have more than 25% of its total assets invested in securities credit-enhanced by banks.

     Securities Lending. The Portfolio is permitted to lend up to 33 1/3 % of the total value of its securities. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, a Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially and possible loss of the collateral. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliate) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

     Portfolio Quality and Maturity. The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two NRSROs (or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if unrated, are believed by Bankers Trust, under the supervision of the Portfolio's Board of Trustees, to be of comparable quality. Currently, there are five rating agencies which have been designated by the SEC as an NRSRO. These organizations and their highest short-term rating category (which also may be modified by a "+") are: Duff and Phelps Credit Rating Co., D-1; Fitch IBCA Inc., F1;

Moody's Investors Service Inc., Prime-1; Standard & Poor's, A-1; and Thomson BankWatch, Inc., T-1. A description of all short- and long-term ratings is provided in the Appendix to the SAI. Bankers Trust, acting under the supervision of and procedures adopted by the Board of Trustees of the Portfolio, will also determine that all securities purchased by the Portfolio present minimal credit risks. Bankers Trust will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in a lower yield than instruments with a lower quality or longer term.

     Additional Investment Limitations. The Money Market ProFund has the same investment restrictions as the Portfolio, except that the Money Market ProFund may invest all of its assets in another open-end investment company with the same investment objective, such as the Portfolio. The Portfolio may not invest more than 25% of its total assets in the securities of issuers in any single industry (excluding U.S. government obligations and repurchase agreements collateralized by U.S. government obligations), except that, under normal market conditions, more than 25% of the total assets of the Portfolio will be invested in obligations of banks and other financial institutions. As an operating policy, the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer except: (1) as may be permitted by Rule 2a-7 under the 1940 Act; and (2) for U.S. government obligations and repurchase agreements collateralized fully thereby, which may be purchased without limitation. The Portfolio is also authorized to borrow for temporary purposes to meet redemptions, including entering into reverse repurchase transactions, in an amount up to 5% of its total assets and to pledge its assets to the same extent in connection with these borrowings. See the SAI for additional information with respect to reverse repurchase transactions. At the time of investment, the Portfolio's aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Portfolio), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of the Portfolio's net assets. If changes in the liquidity of certain securities cause the Portfolio to exceed such 10% limit, the Portfolio will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Portfolio. The SAI contains further information on the Money Market ProFund's and the Portfolio's investment restrictions.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

     Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Money Market ProFund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Money Market ProFund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Money Market ProFund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Money Market ProFund or subject to comparable variations in sales loads and other operating expenses. Therefore, investors in the Money Market ProFund should be aware that these differences may result in differences in returns experienced by investors in the different funds that may invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-368-4031.

     The ProFunds' Board of Trustees believes that the Money Market ProFund will achieve certain efficiencies and economies of scale through the master-feeder structure, and that the aggregate expenses of the Money Market ProFund will be less than if the Money Market ProFund invested directly in the securities held by the Portfolio.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio concentration and potential risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the Commission, whenever the ProFunds are requested to vote on matters pertaining to the Portfolio, the ProFunds will hold a meeting of shareholders of the Money Market ProFund and will cast all of its votes in the same proportion as the votes of the Money Market ProFund's shareholders. Money Market ProFund shareholders who do not vote will not affect the ProFunds votes at the Portfolio meeting. The percentage of the Trust's votes representing Money Market ProFund shareholders not voting will be voted by the Trustees or officers of the ProFunds in the same proportion as the Money Market ProFund shareholders who do, in fact, vote.

     Certain changes in the Portfolio's investment objective, policies or restrictions may require the Money Market ProFund to withdraw its interest in the Portfolio. Such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Money Market ProFund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Money Market ProFund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

     The Money Market ProFund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the ProFunds determines that it is in the best interests of the shareholders of the Money Market ProFund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Money Market ProFund in another pooled investment entity having the same investment objective as the Money Market ProFund or the retaining of an investment adviser to manage the Money Market ProFund's assets in accordance with the investment policies described above with respect to the Portfolio.

                                      TAXES

     Each of the ProFunds intends to qualify and elect to be treated each year as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders, the ProFunds intend to make timely distributions in order to avoid tax liability.

     Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient U.S. shareholders as ordinary income, whether received in cash or reinvested in ProFund shares. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.

     The excess of net long-term capital gains over the net short-term capital losses realized and distributed by a ProFund to its U.S. shareholders as capital gains distributions is taxable to the shareholders as long-term capital gain regardless of the length of time a shareholder has held the ProFund shares, and the rate of tax will depend upon the ProFund's holding period for the assets whose sale produces the gain. If a shareholder holds ProFund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of the ProFund shares will be long-term loss to the extent of such distribution.

     The amount of an income dividend or capital gains distribution declared by a ProFund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year will be deemed to be received by shareholders on December 31 of the prior year.

     Any dividend or distribution paid by a ProFund has the effect of reducing the ProFund's net asset value per share. Investors should be careful to consider the tax effect of buying shares shortly before a distribution by a ProFund. The price of shares purchased at that time will include the amount of the
forthcoming   distribution,   but  the  distribution  will  be  taxable  to  the
shareholder.

     A dividend or capital gains distribution with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distribution from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

     Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by the ProFunds for the preceding year. Distributions by ProFunds generally will be subject to state and local taxes.

     Certain shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the ProFunds are required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemption proceeds. Amounts withheld may be credited against a shareholder's federal income tax.

     The foregoing is a brief summary of federal income tax consequences of owning ProFund shares. For more information about federal, state and local taxes, please see your tax adviser and the SAI.

                                   MANAGEMENT
                                 OF THE PROFUNDS

INVESTMENT ADVISORS

     Profund Advisors LLC

     The ProFunds are provided investment advice and management services by ProFund Advisors LLC, a Maryland limited liability company formed on May 8, 1997, with offices at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814. Louis M. Mayberg and Michael L. Sapir own a controlling interest in the Advisor.

     Under an investment advisory agreement between the non-money market ProFunds and the Advisor, dated October 28, 1997, the non-money market ProFunds each pay the Advisor a fee at an annualized rate, based on the average daily net assets for each respective ProFund, of 0.75%. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds, in accordance with the investment objectives, policies, and limitations of the ProFunds, subject to the general supervision and control of the ProFunds' Board of Trustees and officers. The Advisor bears all costs associated with providing these advisory services and the expenses of the ProFunds who are affiliated persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the ProFunds, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of ProFund shares, and otherwise currently pays all distribution costs for ProFund shares.

     As recently created entities, the ProFunds will be subject to all the risks incident to the creation of a new business, including the absence of a history of operations. The Advisor is a newly created entity and, as such, prior to the commencement of operations of the ProFunds, had no previous experience in providing investment management services to an investment company. Michael L. Sapir, the Advisor's chairman and chief executive officer, is the former senior vice president of Padco Advisors, Inc., the investment adviser to the Rydex(R) Funds and was an attorney in private practice for over thirteen years specializing in advising issuers of investment products, including mutual funds. Louis M. Mayberg, the Advisor's president, co-founded an investment banking firm in 1986 and has been responsible for, among other things, managing the investment "hedge" fund sponsored by that firm. William E. Seale, Ph.D., the Advisor's and the ProFunds' portfolio director, has over twenty-five years of experience with respect to the commodity futures markets, including serving for five years pur-suant to a presidential appointment as commissioner to the United States
Commodities Futures Trading Commission. The ProFunds' Administrator, BISYS, provides operations, compliance and administrative services for investment companies.

     Bankers Trust

     The Money Market ProFund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has as its investment adviser, Bankers Trust, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, and a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust currently receives an investment management fee for its services to the Portfolio in the amount of 0.15% of the average daily net assets of the Portfolio.

     Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to international and domestic institutional markets. As of June 30, 1997, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $129 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 120 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers, with approximately $240 billion in assets under management globally.

     Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio.

     Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the

Portfolio. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

SERVICE PROVIDERS

     Administrator, Transfer Agent, Fund Accounting Agent and Custodian

     BISYS acts as Administrator to the ProFunds. BISYS provides administrative services necessary for the operation of the ProFunds, including, among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Commission and state securities commissions, and (iii) general supervision of the operation of the ProFunds, including coordination of the services performed by the ProFunds' Advisor, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the ProFunds and pays the compensation of the ProFunds' officers and employees affiliated with BISYS.

     For its services as Administrator, each ProFund pays BISYS an annual fee ranging from 0.15% of average daily net assets of $0 to $300 million to 0.05% of average daily net assets of $1 billion and over. BFSI, an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds, for which it receives additional fees. Additionally, ProFunds, BISYS and BFSI have entered into an Omnibus Fee Agreement in which the amount of compensation due and payable to BISYS shall be the greater of (i) the aggregate fee amount due and payable for services pursuant to the Administration, Fund Accounting and Transfer Agency Agreements and (ii) the minimum relationship fee described as specific dollar amounts payable over a period of ten calendar quarters. The address of BISYS and BFSI is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219.

     ProFunds Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds. For these services, each non-money market ProFund will pay to ProFunds Advisors LLC a fee at the annual rate of 0.15% of its average daily net assets. Under this agreement, ProFund Advisors LLC may receive up to 0.35% of the Money Market ProFund's average daily net assets for providing feeder fund management and administrative services to the Money Market ProFund, which services include monitoring the performance of the underlying investment company in which the Money Market ProFund invests, coordinating the Money Market ProFund's relationship with such entity, communicating with the Trust's Board of Trustees and shareholders regarding such entity's performance and the Money Market ProFund's two-tier structure and, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the Money Market ProFund.

     Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Portfolio. Under the Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others at Bankers Trust's expense.

     UMB Bank, N.A. acts as custodian to the ProFunds; its address is 928 Grand Avenue, Kansas City, Missouri.

     Distributor

     Concord Financial Group, Inc. will serve as the distributor and principal underwriter in all fifty states and the District of Columbia. Concord Financial Group, Inc., an affiliate of BISYS, receives no compensation from the ProFunds for serving as distributor. Concord Financial Group, Inc.'s address is 3435 Stelzer Road, Columbus, Ohio 43215.

     Shareholder Services Plan -- Service Shares

     Each ProFund has adopted a Shareholder Services Plan (the "Plan") and related agreement ("Shareholder Services Agreement"). The Plan provides that each ProFund will make payments to Authorized Firms (defined below) in an amount up to 1.00% (on an annual basis) of the average daily value of the net assets of such ProFund's Service class of shares attributable to or held in the name of an Authorized Firm for its clients. The Plan provides that the fee will be paid to registered investment advisers, banks, trust companies and other financial organizations ("Authorized Firms"), for providing account administration and other services to their clients who are beneficial owners of such shares.

     The services provided by the Authorized Firms may include, among other things, receiving, aggregating and processing shareholder or beneficial owner (collectively "shareholder") orders; furnishing shareholder subaccounting; pro-viding and maintaining retirement plan records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing various shareholder reports and confirmations for transactions by shareholders; performing daily investment ("sweep") functions for shareholders; and account administration services. ProFunds expects that the level of services provided with respect to these accounts will be more extensive than typically occurs under shareholder servicing plans.

     Holders of Service Shares of a ProFund will bear all fees paid under the Plan with respect to such shares as well as any other expenses which are directly attributable to such shares.

     Authorized Firms may charge other fees to their clients who are the beneficial owners of Service Shares in connection with their client accounts. These fees would be in addition to any amounts received by the Authorized Firms and would be for services other than those provided under the Shareholder
Service Agreement. Under the terms of the Shareholder Service Agreement, Authorized Firms are required to provide their clients with a schedule of fees charged to such clients which relate to the investment of customers' assets in Service Shares.

     Each ProFund will accrue payments made pursuant to the Plan daily. The payments under the Plan which are required to be accrued to the ProFunds' Service Shares on any day will not exceed the distributable income to be accrued to such shares on that day. All inquiries by a beneficial owner of Service Shares must be directed to such owner's Authorized Firm.

COSTS AND EXPENSES

     The ProFunds bear all expenses of their operations other than those assumed by the Advisor or BISYS. Expenses of the ProFunds include, but are not limited to: the advisory fee; administrative, transfer agent, and shareholder servicing fees; custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustee's fees and expenses. In order to increase the return to investors, both the Advisor and Bankers Trust may from time to time agree to voluntarily waive or reduce their respective fees, while retaining their ability to be reimbursed for such fees prior to the end of each fiscal year.

PORTFOLIO TRADING PRACTICES

     The Advisor determines which securities to purchase and sell for each non-money market ProFund, selects brokers and dealers to effect the transactions, and negotiates commissions. The Advisor expects that the non-money market ProFunds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. In placing orders for portfolio transactions, the Advisor's policy is to obtain the most favorable combination of price and efficient execution available. Brokerage commissions are normally paid on exchange-traded securities transactions and on options and futures transactions, as well as on common stock transactions. In order to obtain the brokerage and research services described below, a commission may sometimes be paid that is higher than the lowest commission available. The ability to receive research services may be a factor in the selection of one dealer acting as a principal over another.

     When selecting broker-dealers to execute portfolio transactions, the Advisor considers many factors, including the rate of commission or size of the broker- dealer's "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition, general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Advisor. The Advisor may use these services in connection with all of the Advisor's investment activities, including other investment accounts the Advisor advises. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Advisor in providing investment advisory services to the non-money market ProFunds.

                               GENERAL INFORMATION
                                 ABOUT THE TRUST

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

     ProFunds (the "Trust") is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of seven separately managed series. Other separate series may be added in the future. Each ProFund offers two classes of shares: the Service Shares and the Investor Shares.

     All shares of the ProFund are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

     Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds' shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

     The Declaration of Trust of the ProFunds disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds itself would not be able to meet the Trust's obligations and this risk, thus, should be considered remote.

DETERMINATION OF NET ASSET VALUE

     The net asset values of the shares of the ProFunds are determined as of the close of business on each day the Chicago Mercantile Exchange ("CME") is open for business, normally 4:15 PM (in the case of the Money Market ProFund, net asset value is determined as of the close of business of each day the NYSE is open for business). Currently, the CME and the NYSE are closed on weekends, and the following holiday closings have been scheduled for 1998: (i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any of these holidays falls on a Sunday. To the extent that portfolio securities of a ProFund are traded in other markets on days when the ProFund's principal trading market(s) is closed, the ProFund's net asset value may be affected on days when investors do not have access to the ProFund to purchase or redeem shares. Although the ProFunds expect the same holiday schedules to be observed in the future, the CME and the NYSE may modify its holiday schedule at any time.


     The net asset value of each class of shares of a ProFund serves as the basis for the purchase and redemption price of that class of shares. The net asset value per share of each class of a ProFund is calculated by dividing the market value of the ProFund's assets attributed to a specific class (in the case of the Money Market ProFund, the value of its investment in the Portfolio), less all liabilities attributed to the specific class, by the number of outstanding shares of the class. If market quotations are not readily available, a security will be valued at fair value by the Trustees of ProFunds or by the Advisor using methods established or ratified by the Trustees of ProFunds. The Money Market ProFund's net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

     The Portfolio will utilize the amortized cost method in valuing its portfolio securities. This method involves valuing each security held by the Portfolio at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Portfolio will not be reflected in the Money Market ProFund's net asset value. The Board of Trustees of the Portfolio will monitor the valuation of assets of this method and will make such changes as it deems necessary to assure that the assets of the Portfolio are valued fairly in good faith.

     The securities in the portfolio of a non-money market ProFund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded on the OTC markets are priced using NASDAQ, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the ProFunds' Board of Trustees.

     Puts, calls and futures contracts purchased and held by the ProFunds are valued at the close of the securities or commodities exchanges on which they are traded. (Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:15 p.m. Eastern Time and the close of the regular session of commodities exchanges is 4:15 p.m. Eastern Time.) Options on securities and indices purchased by a ProFund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the OTC market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the ProFunds will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the ProFunds will be either the closing price or the asked price. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity.

FUNDAMENTAL POLICIES

     The investment objectives (except the specific benchmarks which are tracked by the ProFunds) and certain investment restrictions of the ProFunds specifically identified as fundamental policies may not be changed without the affirmative vote of at least the majority of the outstanding shares of that ProFund, as defined in the 1940 Act. All other investment policies of the ProFunds not specified as fundamental (including the benchmarks of the ProFunds) may be changed by the trustees of the ProFunds without the approval of shareholders.

     The ProFunds may consider changing a ProFund's benchmark if, for example, the current benchmark becomes unavailable; the ProFunds believe the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for the ProFund's investment results to correspond sufficiently to its current benchmark. If believed appropriate, the ProFunds may specify a benchmark for a ProFund that is "leveraged" or proprietary. Of course, there can be no assurance that a ProFund will achieve its objective.

TRUSTEES AND OFFICERS

     The ProFunds has a Board of Trustees which is responsible for the general supervision of ProFunds' business. The day-to-day operations of the ProFunds are the responsibility of the ProFunds' officers.

AUDITORS


     PricewaterhouseCoopers   LLP  are  the  auditors  of  and  the  independent
accountants for ProFunds.

     NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE ANY  INFORMATION  OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.






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INVESTMENT ADVISOR
==================

 ALL NON-MONEY MARKET PROFUNDS
    ProFunds Advisors LLC
    7900 Wisconsin Avenue, Suite 300
    Bethesda, Maryland 20814

 MONEY MARKET PROFUND
    Bankers Trust Company
    130 Liberty Street
    New York, NY 10006


ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTING AGENT
====================================================
  BISYS Fund Services
  3435 Stelzer Road
  Columbus, Ohio 43219-3035


PROFUNDS COUNSEL
================
  Dechert Price & Rhoads
  1775 Eye Street, N.W.
  Washington, D.C. 20006



INDEPENDENT AUDITORS
====================
  PricewaterhouseCoopers LLP
  100 East Broad Street
  Suite 2100
  Columbus, Ohio 43215-3671



CUSTODIAN
=========
  UMB Bank, N.A.
  928 Grand Avenue
  Kansas City, Missouri 64141



                               [GRAPHIC OMITTED]



                                                                            7/98